SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2009

                              CASE FINANCIAL, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-27757
                                     -------
                            (Commission File Number)

                                   33-0529299
                                   ----------
                        (IRS Employer Identification No.)

              7668 El Camino Real Suite #104-106, Carlsbad CA 92009
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  760 804 1449
                                  ------------
               Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01 Other Events

Ruling Issued in Litigation

On August 21, 2009, Vice Chancellor Parsons issued a ruling in an action in the Delaware Court of Chancery (case number 1184-VCP) between Care Financial and Eric Alden. This ruling was in response to a hearing, held in March 2009, in which Chancellor Parsons sought to answer the following three threshold questions that would determine the course of the case against Mr. Alden:

     1) Were the claims against Mr. Alden barred by the release previously given to Mr. Alden in a settlement agreement between the Company and Mr. Alden;

     2) Could the breach of fiduciary claims against Mr. Alden for conduct relating to his position as an officer and director of Case Capital Corporation be brought by the parent corporation Case Financial, Inc.; and

     3) What would be the burden or proof necessary to establish the claims against Mr. Alden?

In all three instances, the ruling was favorable to the Company. The court held that

     1) Any claims that would be considered criminal by California or Federal law that were committed with criminal intent were not barred by the release;

     2) The breach of fiduciary claims were a breach of duty not only to Case Capital Corporation but also to its parent corporation, as Mr. Alden was an officer and director of the parent corporation; and

     3) As in any civil action, the burden of proof is the preponderance of the evidence - there was no high burden required in this case.

Refer to the Company's annual and quarterly filings for additional information on this litigation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Case Financial, Inc. Registrant
                                                           Date: August 27, 2009


                                                        By: /s/ Michael Schaffer
                                                        ------------------------
                                                                Michael Schaffer
                                                         Chief Executive Officer